[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Exhibit 10.41

Amendment to Non-Exclusive Distribution Agreement

This Amendment to the Non-Exclusive Distribution Agreement (“Amendment”) is made as of April 30, 2016, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 ("DexCom") and RGH Enterprises, Inc., an Ohio corporation with offices at 1810 Summit Commerce Park, Twinsburg, Ohio 44087 (the “Distributor”). Each of DexCom and the Distributor are sometimes referred to individually herein as a "Party" and collectively as the "Parties." Capitalized terms not defined herein shall have the meanings set forth in the Agreement (as defined in the first recital below).

RECITALS

WHEREAS, DexCom and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective April 30, 2008, as has been and may be amended from time to time, (collectively, the “Agreement”).

WHEREAS, DexCom and Distributor wish to amend the Agreement as set forth herein in accordance with Section 6.1 and 16.9 of the Agreement.

NOW, THEREFORE, BE IT RESOLVED, that for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

A. Rebates

1.
Sales Reports. Each week during the Term, Distributor agrees to provide DexCom with a weekly report identifying the volume of continuous glucose monitoring products that are listed on Schedule 1 to the Agreement (the “Products”) purchased by Distributor from DexCom during the preceding 45 days.

2.
Rebate. DexCom shall pay Distributor a monthly rebate equal to [***]% of Distributor’s aggregate dollar value of purchases of Products from DexCom during the preceding month, net of any rebates or returns (the “Rebate”). The Rebate shall be payable by DexCom to Distributor in the form of a credit memo within thirty (30) days following the end of each month, commencing on the Effective Date. The credit memo shall fully and accurately describe the amount of the Rebate earned during the previous month. Should Distributor not receive the credit memo within this time period, Distributor may deduct the amount of the Rebate from any subsequent payment owed by Distributor to DexCom.

3.
Term and Termination. The earning and calculation of the Rebate payable under this Amendment shall commence on July 1, 2016 (the “Effective Date”) and shall continue each month thereafter until the [***]. The Agreement, except as amended by this Amendment, shall remain in full force and effect. The obligation to pay Rebates accrued during the Term shall survive any termination of the Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

4.
Compliance with Law. The prices provided for Products under the Agreement reflect discounts, and the Rebates constitute additional discounts. Each of the Parties shall comply with applicable provisions of 42 C.F.R. § 1001.952(h) (the Anti-Kickback Statute discount safe harbor regulations). Distributor shall fully and accurately reflect such discounts in submissions to federal healthcare programs (if any) and, upon request by the Secretary of the U.S. Department of Health and Human Services or a state agency, shall make available information provided to it by DexCom concerning the discounts. Each of the Parties will act in compliance with all federal and state laws in the performance of their respective obligations under the Agreement as amended by this Amendment.

B. Sales Tracing Data

1.	Schedule 3 to the Agreement, setting forth the Sales Tracing Report Format, is amended and restated in its entirety to be as set forth in Schedule 3 to this Amendment.
C. Stocking Requirement

1.
Distributor shall stock not more than one (1) month of Product inventory at all times with the exact amount of inventory so stocked to vary based on demand fluctuations. Distributor agrees not to sell any sensors where the shelf-life on the sensors is less than the time of reasonable consumption by its Customers, and in no instance to ship sensors with a shelf-life of less than two (2) months.

2.
Distributor shall use good faith efforts to provide, within five (5) business days of the end of each calendar month, a report detailing Distributor’s month-end inventory balance of Products (which report shall be subject to the audit right in Section 6.1.9 of the Agreement).

[Signature Page Follows]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

The Parties hereto have caused this Amendment to be duly executed on their behalf by the first date written above.

DEXCOM, INC.		RGH ENTERPRISES, INC. D/B/A CARDINAL HEALTH AT HOME
	/s/ Jess Roper		/s/ Steve Briggs
Print Name:	Jess Roper	Print Name:	Steve Briggs
Title:	CFO	Title:	VP/ GM Category Management

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE 3
Sales Tracing Report Format
Core Data Elements – Edgepark

Reporting Frequency	Daily
Reporting Period	Rolling 45 Days
File Format	Pipe Delimited CSV
Delivery Method	Dexcom Provided sFTP

Not required in tracing files, but provide to Dexcom to keep on file: •Distributor Location NPI

Type	Field Name	Sample Value	Comments

[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***] [***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
1 [***]
2 [***]